Financial Management	12 Months Ended
Dec. 31, 2020
Financial management [Abstract]
Financial management

NOTE 25: FINANCIAL MANAGEMENT

The Company’s activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates and port terminal rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by management. Guidelines are established for overall risk management, as well as specific areas of operations.

  Capital management

The capital structure of the Company consists of net debt and equity. The Company’s objectives when managing capital are:

  to safeguard the Company’s ability to continue as a going concern so that it can continue to provide returns to its shareholder and benefits for other stakeholders;
  to enhance the ability of the Company to invest in future projects by sustaining a strong financial position and high borrowings capacity;
  to provide an adequate return to its shareholder; and
  to maintain and improve the Company’s credit rating.

The Company reviews its capital structure and the capital structure of its subsidiaries on a quarterly basis. As part of this review, management makes adjustments to it in the light of changes in economic conditions and the risk characteristics relating to the Company’s activities. In order to maintain or adjust its capital structure, the Company may repay existing secured term loans and revolving credit facilities, sell assets to reduce debt or inject additional capital into its subsidiaries. Management believes that such an approach provides for an efficient capital structure and an appropriate level of financial flexibility.

The Company monitors its capital structure on the basis of the net debt ratio.

The net debt ratio is calculated as net debt divided by net debt plus total equity (“total capital”). The net adjusted debt ratio is calculated as net debt divided by net debt plus total equity as adjusted for the market value of the fleet (“total adjusted capital”). Net debt is calculated as the total of Interest-bearing loans and borrowings (Note 17), Trade and other payables (Note 18) and lease liabilities (Note 19), less cash and cash equivalents (Note 14). Total equity comprises all components of equity.

Certain of the Company’s debt agreements, at the subsidiary level, contain loan-to-value clauses which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below their current valuations. In addition, the financing agreements impose operating restrictions and establish minimum financial covenants, including limitations on the amount of total borrowings and secured debt, and provide for acceleration of payment under certain circumstances, including failure to satisfy certain financial covenants. Failure to comply with any of the covenants in the financing agreements could also result in a default under those agreements and under other agreements containing cross-default provisions.

  Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and other price risk, such as equity price risk and commodity risk. Financial instruments affected by market risk include loans and borrowings, deposits, debt and equity investments. The sensitivity analyses in the following sections relate to the position as at December 31,  2020 and December 31, 2019.

The Company is exposed to certain risks related to interest rate, foreign currency, fuel price inflation and time charter hire rate fluctuation. Risk management is carried out under policies approved by executive management.

  Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s long-term debt obligations with floating interest rates.

Debt instruments: As of December 31, 2020 and December 31, 2019, the Company had a total of $560,035 and $520,359 , respectively, in long-term indebtedness. The debt is dollar denominated and bears interest at a fixed rate except for the Notes Payable, the New BBVA Facility and the Term Bank loan that bear interest at a floating rate.

Interest rates on the loan facility of Hidronave S.A., the seller’s credit for the construction of six liquid barges and the 2025 Notes are fixed and, therefore, changes in interest rates affect their fair value which as of December 31, 2020 was $46, $11,047 and $542,380, respectively. Interest rates on the loan facility of Hidronave S.A., the credit agreement for a river and estuary tanker and the 2022 Notes are fixed and, therefore, changes in interest rates affect their fair value which as of December 31, 2019 was $115, nil and $368,306, respectively, and $184, $5,909 and $343,373, respectively as of December 31, 2018, but do not affect the related finance cost.

The interest on the Notes Payable, the New BBVA Facility and the Term Bank loan is at a floating rate and, therefore, changes in interest rates would affect their interest rate and related finance cost.

Sensitivity analysis – exposure to interest rates

For the purposes of market risk analysis, the Company uses scenarios to assess the sensitivity that variations in operations impacted by the Libor rates may generate in their results. The probable scenario represents the amounts of debt recognized at floating rate.

The other scenarios were constructed considering an appreciation of 25% and 50% on market interest rates.

The following are the possible impacts on the results in the event of these scenarios occurring:

	December 31, 2020
	Effect on Income and Equity
	Carrying amount	Possible increase through maturity (Δ 25%)	Remote increase through maturity (Δ 50%)
LIBOR
Interest-bearing loans and borrowings	(48,942)	(71)	(141)
  Foreign currency risk

The Company’s operating results, which are reported in U.S. dollars, may be affected by fluctuations in the exchange rate between the U.S. dollar and other currencies. For accounting purposes, U.S. dollar is the functional and reporting currency. Therefore, revenue and expense accounts are translated into U.S. dollars at the exchange rate in effect at the date of each transaction.

The Company’s subsidiaries in Uruguay, Argentina, Brazil and Paraguay transact part of their operations in Uruguayan pesos, Argentinean pesos, Brazilian reais and Paraguayan guaranies; however, all of the subsidiaries’ primary cash flows are U.S. dollar denominated.

For the years ended December 31, 2020, December 31, 2019 and December 31, 2018, approximately 47.8%, 53.4%, and 48.6% respectively, of Company’s expenses were incurred in currencies other than U.S dollars. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction.

Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated are recognized in the statement of financial position. A change in exchange rates between the U.S. dollar and each of the foreign currencies listed above by 1.00% would change the Company’s profit for the year ended December 31, 2020 by $596.

  Inflation and Fuel Price Increases:

The impact of inflation and the resulting pressure on prices in the South American countries in which the Company operates may not be fully neutralized by equivalent adjustments in the rate of exchange between the local currencies and the U.S. dollar. Specifically, for Company’s vessels, barges and pushboats business, the Company has negotiated, and will continue to negotiate, fuel price adjustment clauses; however, in some cases, prices paid for fuel are temporarily not aligned with the adjustments that are obtained under Company’s freight contracts.

  Credit Risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss.

Concentration of Credit Risk

Accounts Receivable & Contract Assets

Concentrations of credit risk with respect to accounts receivables are limited due to our large number of customers, who are established international operators and have an appropriate credit history. Due to these factors, management believes that no additional credit risk, beyond amounts provided for collection losses, is inherent in our trade receivables.

In each of our businesses, we derive a significant part of our revenues from a small number of customers. We expect that a small number of customers will continue to generate a substantial portion of our revenues for the foreseeable future. For the year ended December 31, 2020, our largest customer, Vale International S.A. (“Vale”), accounted for 31.8% of our revenues, and our five largest customers accounted for approximately 58.7% of our revenues, with no such customer (other than Vale) accounting for greater than 10% of our revenues. For the year ended December 31, 2019, our largest customer, Vale, accounted for 36.4% of our revenues, and our five largest customers accounted for approximately 64.0% of our revenues, with no such customer (other than Vale) accounting for greater than 10% of our revenues. For the year ended December 31, 2018, our three largest customers, Vale, Cammesa S.A. (“Cammesa”) and Axion Energy Paraguay S.A. (“Axion Energy”), accounted for 32.2%, 10.6% and 10.3% of our revenues, respectively, and our five largest customers accounted for approximately 65.3% of our revenues with no such customer (other than Vale, Cammesa or Axion Energy) accounting for greater than 10% of our consolidated revenues. In addition, some of our customers, including many of our most significant customers, operate their own vessels and/or barges as well as port terminals. These customers may decide to cease or reduce the use of our services for various reasons, including employment of their own vessels or port terminals as applicable. The loss of any of our significant customers, including our large take-or-pay customers or the change of the contractual terms of any one of our most significant take-or-pay contracts or any significant dispute with one of these customers could materially adversely affect our financial condition and our results of operations.

Cash deposits with financial institutions

Cash deposits in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Although Company maintains cash deposits in excess of government-provided insurance limits, the Company minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Management is of the opinion that the credit risk on liquid funds is limited as counterparties are institutions with high credit-ratings assigned by credit rating agencies. Management continuously monitors the credit-rating of each of the counterparties and maintains the majority of its liquid funds with the Company’s lenders which are investment grade financial institutions.

The Company did not recognize any expected credit loss on the above as the amount of credit loss is insignificant.

Effects of inflation:

The economic environment and factors in Argentina were determined to be highly inflationary as of December 31, 2020. Nevertheless, the Company does not consider inflation to be a significant risk factor to the cost of doing business in the foreseeable future as the functional currency of the Company’s Argentinian subsidiary is the U.S. dollar. In addition, the day-to-day operations of the Company’s Argentinian subsidiary are dependent on the economic environment of the Company’s U.S. dollar currency.

  Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivering cash or another financial asset and arises because of the possibility that the Company could be required to pay its liabilities earlier than expected.

Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the logistics industry, the Company manages liquidity risk by maintaining adequate reserves, banking facilities and reserve revolving credit facilities by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities.

	Less than a year	1-2 years	2-3 years	3-4 years	More than 5 years	Total
Interest-bearing loans and borrowings (excluding items below, Note 17)	79,016	77,598	61,737	59,070	529,359	806,780
Lease liabilities (Note 19)	911	657	637	556	23,002	25,763
Acquisition of the last barge of the six liquid barges (Note 10 and Note 26)	583	550	550	549	548	2,780
Construction of two new tanks	356	-	-	-	-	356
Trade and other payables (Note 18)	58,889	-	-	-	-	58,889
Total	139,755	78,805	62,924	60,175	552,909	894,568

The table below summarizes the maturity profile of the Company’s financial liabilities based on contractual undiscounted payments:

  The recent global outbreak of novel coronavirus disease (COVID-19)

On March 11, 2020, the World Health Organization declared the outbreak of a novel strain of coronavirus, COVID-19 a global pandemic. The COVID-19 pandemic and governmental responses to the pandemic have dramatically altered the global landscape and, in particular, have had since March 2020, and continue to have, a severe impact on global and economic conditions in the jurisdictions in which the Company operates. The Company’s business could be materially and adversely affected by the outbreak of COVID-19. The coronavirus or other epidemics or pandemics could potentially result in delayed deliveries of our vessels recently purchased, vessels under construction, disrupt our operations and significantly affect global markets, affecting the demand for our services, the operation of our port terminal facilities, global demand for commodities, as well as the price of regional freights and hires, our port tariffs, and otherwise disrupt the operations of our customers and suppliers.

Employee safety is one of our primary concerns, and we endeavor to take all necessary precautions to support safe working conditions, including the implementation of updated health and safety protocols, temperature checks for employees and increased time between shifts. Our ports, barges and cabotage fleets, as well as our offices, have remained operational during the COVID-19 outbreak. To date we have not experienced a material impact on our business, financial conditions or results of operations from COVID-19, however the ultimate impact on our business remains uncertain.